--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 4, 2000
                Date of report (Date of earliest event reported)


                          FOUNDERS FOOD & FIRKINS LTD.
               (Exact Name of Registrant as Specified in Charter)




          MINNESOTA                  000-29643                41-1883639
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)         Identification Number)




                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 525-2070
              (Registrant's Telephone Number, including Area Code)


--------------------------------------------------------------------------------

ITEM 5       OTHER EVENTS

             Founders Food & Firkins Ltd. is filing herewith a letter to shareholders, mailed on December 4, 2000.

ITEM 7       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

             (c)          Exhibits.

             99           Letter to shareholders, dated December 4, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 1, 2000.



                 FOUNDERS FOOD & FIRKINS LTD.

                 By:/s/ Steven J. Wagenheim
                    ----------------------------------------------------------
                          Steven J. Wagenheim
                          President, Chief Executive Officer and Director

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99                Letter to shareholders, dated December 1, 2000.